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                                                                    Exhibit 10.2

                               AGREEMENT TO LEASE

               THIS AGREEMENT TO LEASE (this "Agreement") is entered into as of the 19th day of November, 1997, by and between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"), and CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation ("Candlewood").


                              W I T N E S S E T H:

               WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), by and among HPT and Candlewood and certain of its wholly owned subsidiaries, HPT, either directly or through a wholly owned subsidiary (such entity, "Landlord"), is planning to acquire certain properties, as more particularly described in the Purchase Agreement; and

               WHEREAS, subject to and upon the terms and conditions set forth in this Agreement, pursuant to a Lease Agreement in the form attached hereto as Exhibit A (the "Lease"), HPT has agreed to lease or cause Landlord to lease to a wholly owned subsidiary of Candlewood, ("Tenant"), and Candlewood has agreed to cause Tenant to lease from Landlord, all of the Properties (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Purchase Agreement and/or the Lease);

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. CERTAIN DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement and/or the Lease.

               2. AGREEMENT TO LEASE. Subject to and upon the terms and conditions hereinafter set forth, on the initial Closing Date, Landlord and Tenant shall each execute and deliver the Lease with respect to the Properties acquired on such date and such date shall be the Commencement Date under the Lease. On each Closing Date thereafter, Landlord and Tenant shall each execute and deliver an amendment to the Lease with respect to the Properties acquired on such date in the form attached hereto as Exhibit B (each an "Amendment").

               3. MINIMUM RENT. The Minimum Rent payable under the Lease, as amended by any Amendments, shall be, with respect to each Property, the amount set forth in Exhibit C.


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               4. REPRESENTATIONS OF TENANT, ETC. As an inducement to Landlord to enter into the Lease and any Amendments, Candlewood shall cause Tenant to represent and warrant to Landlord, as of each Closing Date, that:

                      (1) STATUS AND AUTHORITY OF TENANT, ETC. Tenant is a corporation duly organized and validly existing under the laws of its state of incorporation and has all requisite power and authority (corporate and other) under the laws of such state and its respective charter documents to own its property and assets, to enter into and perform its obligations under the Lease, and any Amendments thereto, and to transact the business in which it is engaged or presently proposes to engage. Tenant is duly qualified in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

                      (2) CORPORATE ACTION OF TENANT, ETC. Tenant has taken all necessary action (corporate or other) under its charter documents to authorize the execution, delivery and performance of the Lease, as amended by any Amendments, and the Lease, as so amended, constitutes the valid and binding obligation and agreement of Tenant enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors.

                      (3) NO VIOLATIONS OF OTHER AGREEMENTS, ETC. Neither the execution and delivery of the Lease, as amended by any Amendments, by Tenant, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Tenant pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Tenant may be a party or by which it or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                      (4) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against Tenant or any of its properties, and none of Tenant or any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant, and, to the knowledge of Tenant, no investigation looking toward such a proceeding has begun or is contemplated.

                      (5) DISCLOSURE. To the knowledge of Tenant, neither this Agreement nor any other document, certificate or statement furnished to HPT by or on behalf of Tenant in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Tenant, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to HPT in connection with the transactions contemplated hereby.


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               Tenant's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date.

               5. REPRESENTATIONS OF LANDLORD. As an inducement to the Tenant to enter into the Lease and any Amendments, HPT shall cause Landlord to represent to Tenant, as of each Closing Date, that:

                      (1) STATUS AND AUTHORITY OF LANDLORD. Landlord is a Maryland real estate investment trust duly organized, validly existing and in trust good standing under the laws of the State of Maryland, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Landlord has duly qualified and is in good standing as a trust or unincorporated business association in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

                      (2) ACTION OF LANDLORD. Landlord has taken all necessary action to authorize the execution, delivery and performance of the Lease, as amended by any Amendments, and the Lease, as so amended, constitutes the valid and binding obligation and agreement of Landlord, enforceable against Landlord in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

                      (3) NO VIOLATIONS OF AGREEMENTS. Neither the execution, delivery or performance of the Lease, as amended by any Amendments, by Landlord, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Landlord pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Landlord or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                      (4) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against Landlord or any of its properties, and neither Landlord nor any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Landlord, and no such material litigation or proceeding is, to the knowledge of Landlord, threatened against Landlord, and, to the knowledge of Landlord, no investigation looking toward such a proceeding has begun or is contemplated.

               Landlord's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date.


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               6. ADDITIONAL TENANT OBLIGATIONS. On or before the Commencement
Date, Candlewood shall cause each of the following to be delivered to HPT (the obligation of Landlord to enter into the Lease and any Amendments being subject to such delivery):

                      (1) A security agreement with respect to all tangible personal property owned by Tenant and used in connection with the operation of the Properties leased on such date, such security agreement to create a first lien and security interest in such property and to be otherwise in the form attached hereto as Exhibit D;

                      (2) Such financing statements as Landlord may reasonably require to perfect the interests and liens granted pursuant to the security agreement described in paragraph (a) above;

                      (3) An assignment and security agreement with respect to the FF&E Reserve, such assignment and security agreement to create a first lien in the FF&E Reserve and to be otherwise in the form attached hereto as Exhibit E;

                      (4) A stock pledge agreement with respect to all of the issued and outstanding stock of Tenant, together with a stock power in blank, such stock pledge and security agreement to create a first lien and security interest in such shares and to be in the form attached hereto as Exhibit F; and

                      (5) A guaranty agreement with respect to Tenant's obligations under the Lease, as amended by the Amendments, in the form attached hereto as Exhibit G.

               7. CONDITION PRECEDENT. The obligations of the parties hereunder with respect to each Property shall be subject to the consummation of the transactions contemplated by the Purchase Agreement with respect to such Property.

               8. NOTICES. All notices required or desired to be given hereunder shall be given in the manner provided in Section 11.4 of the Purchase Agreement.

               9. ASSIGNMENT. Candlewood shall not assign or transfer, directly or indirectly, its rights under this Agreement without the prior written consent of HPT, which consent may be given or withheld by HPT in HPT's sole discretion. HPT shall not assign or transfer, directly or indirectly, its rights under this Agreement other than to a wholly owned subsidiary of HPT without the prior written consent of Candlewood, which consent may be given or withheld by Candlewood in Candlewood's sole discretion.

               10. DEFAULT.

                      (1) DEFAULT BY CANDLEWOOD. If Candlewood shall fail to perform any of the covenants and agreements contained herein to be performed by Candlewood and such failure continues for a period of ten (10) days after notice thereof from HPT, HPT may terminate this Agreement and/or pursue any and all remedies available to HPT at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief. A default by the


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Candlewood Parties under the Purchase Agreement shall be deemed a default by
Candlewood under this Agreement.

                      (b) DEFAULT BY HPT. If HPT shall fail to perform any of the covenants and agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from Candlewood, Candlewood may terminate this Agreement and/or pursue any and all remedies available to Candlewood at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief. A default by the Purchaser under the Purchase Agreement shall be deemed a default by HPT under this Agreement.

               11. EXPENSES. Tenant shall pay its and HPT's expenses incident to the negotiation, preparation and carrying out of this Agreement, including, without limitation, all reasonable fees and expenses of HPT's counsel. Tenant shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement.

               12. PUBLICITY. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith. No party or its employees shall trade in the securities of HPT or Candlewood until a public announcement of the transactions contemplated by this Agreement has been made.

               13. PERFORMANCE ON BUSINESS DAYS. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

               14. APPLICABLE LAW, ETC. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

               To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The


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Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

               15. MODIFICATION OF AGREEMENT. No modification or waiver of any provision of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

               16. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

               17. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by laws.

               18. ENTIRE CONTRACT. This Agreement, including all annexes and exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

               19. COUNTERPARTS; HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

               20. BINDING EFFECT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               21. NONLIABILITY OF TRUSTEES, ETC. THE DECLARATION OF TRUST ESTABLISHING HPT, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT SHALL BE HELD TO ANY


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PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM
AGAINST, HPT. ALL PERSONS DEALING WITH HPT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

               IN WITNESS WHEREOF, HPT and Candlewood have executed this Agreement under seal as of the date above first written.

                                       HOSPITALITY PROPERTIES TRUST

                                       By:  /s/ JOHN G. MURRAY
                                            -----------------------------------
                                       Its: President

                                       CANDLEWOOD HOTEL COMPANY, INC.

                                       By:  /s/ WARREN D. FIX
                                            -----------------------------------
                                       Its: Executive Vice President


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